UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2024 (August 7, 2024)

HCA Healthcare, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11239	27-3865930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Park Plaza, Nashville, Tennessee	37203
(Address of Principal Executive Offices)	(Zip Code)

(615) 344-9551

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	HCA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Underwriting Agreement

On August 7, 2024, HCA Healthcare, Inc. (the “Registrant” or the “Parent Guarantor”) and HCA Inc., a wholly owned subsidiary of the Registrant (the “Issuer”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC as representatives of the several underwriters named therein, for the issuance and sale by the Issuer of $3,000,000,000 aggregate principal amount of senior notes (collectively, the “Notes”) in the following tranches:

•	$750,000,000 aggregate principal amount of 5.450% Senior Notes due 2031;

•	$1,250,000,000 aggregate principal amount of 5.450% Senior Notes due 2034; and

•	$1,000,000,000 aggregate principal amount of 5.950% Senior Notes due 2054.

The Notes will be guaranteed on a senior unsecured basis by the Parent Guarantor, and will be issued and sold pursuant to the Registrant’s Registration Statement on Form S-3 (File No. 333-271537) and a related preliminary prospectus supplement dated August 7, 2024.

The 5.450% Notes due 2031 will be issued as additional notes under the indenture (as amended, restated, modified or supplemented from time to time, the “2031 Notes Indenture”) governing the $1.0 billion aggregate principal amount of the Issuer’s 5.450% Senior Notes due 2031 that were issued on February 23, 2024 (the “Existing 2031 Notes”) and will have identical terms with the Existing 2031 Notes, other than their issue date and public offering price. The 5.450% Notes due 2031 and the Existing 2031 Notes will be treated as a single series for all purposes under the 2031 Notes Indenture, including notices, consents, waivers, amendments, redemptions and any other action permitted under the 2031 Notes Indenture. The 5.450% Notes due 2031 will have the same CUSIP and ISIN numbers as, and will vote together and will be fungible with, the Existing 2031 Notes immediately upon issuance.

The description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, which is incorporated herein by reference and attached to this report as Exhibit 1.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of August 7, 2024, among HCA Inc., HCA Healthcare, Inc., and Citigroup Global Markets Inc., BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC as representatives of the other several underwriters named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HEALTHCARE, INC. (Registrant)

By:	/s/ John M. Franck II
John M. Franck II
Vice President – Legal and Corporate Secretary

Date: August 8, 2024